UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STANDARD MANAGEMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4)	Date Filed: _______________________________

STANDARD MANAGEMENT CORPORATION
10689 North Pennsylvania Street
Indianapolis, Indiana 46280

March 25, 2008

To Our Shareholders:

You are cordially invited to attend a special meeting of shareholders (including any adjournment or postponement thereof, the “Special Meeting”) of Standard Management Corporation at our executive offices located at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280, on Tuesday, April 15, 2008 at 9:00 a.m., local time.

At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to amend our Amended and Restated Articles of Incorporation to increase our authorized common stock, and any other business as may properly come before the meeting.

More information about the proposal to amend our Amended and Restated Articles of Incorporation is contained in the accompanying proxy statement, which we strongly encourage you to read in its entirety. A copy of the proposed Articles of Amendment to our Amended and Restated Articles of Incorporation is attached as Appendix A of the proxy statement. After careful consideration, our board of directors has unanimously approved the amendment to our Amended and Restated Articles of Incorporation. Our board of directors unanimously recommends that you vote “FOR” approval of the amendment of our Amended and Restated Articles of Incorporation to increase our authorized common stock.

Regardless of your plans for attending in person, you can be sure that your shares are represented at the meeting by promptly voting and submitting your proxy through the internet, by telephone or by completing, signing, dating and returning the enclosed proxy card in the enclosed post-paid envelope. If you attend the Special Meeting in person and wish to vote in person, you may withdraw your proxy and vote your shares personally.

Sincerely,

/s/ Ronald D. Hunter

Ronald D. Hunter
Chairman, President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 15, 2008

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (including any adjournment or postponement thereof, the “Special Meeting”) of Standard Management Corporation will be held at our executive offices located at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280, on Tuesday, April 15, 2008 at 9:00 a.m., local time, to consider and vote on the following matter:

(1)	A proposal to amend our Amended and Restated Articles of Incorporation to increase our authorized common stock.

The Board of Directors recommends a vote “FOR” the proposal listed above.

We strongly encourage you to review the accompanying proxy statement in its entirety for more information about the proposal to amend our Amended and Restated Articles of Incorporation. The text of the proposed Articles of Amendment to our Amended and Restated Articles of Incorporation is attached as Appendix A of the proxy statement. The proxy statement and its appendix form a part of this Notice.

Only shareholders of record at the close of business on March 7, 2008, may vote at the Special Meeting. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for review during ordinary business hours for a period of five business days before the Special Meeting at our executive offices.

By Order of the Board of Directors

/s/ Martial R. Knieser, M.D.

Martial R. Knieser, M.D.
Secretary

Indianapolis, Indiana
March 25, 2008

STANDARD MANAGEMENT CORPORATION
10689 North Pennsylvania Street
Indianapolis, Indiana 46280

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors of Standard Management Corporation, an Indiana corporation, is providing this proxy statement in connection with a special meeting of shareholders (including any adjournment or postponement thereof, the “Special Meeting”). The Special Meeting will be held on Tuesday, April 15, 2008 at 9:00 a.m., local time at our executive offices located at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280.

We intend to mail this proxy statement, including its Appendix, and the accompanying form of proxy, on or about March 25, 2008, to all shareholders entitled to vote at the Special Meeting.

i

QUESTIONS AND ANSWERS

Following are some commonly asked questions that may be raised by our shareholders and answers to each of those questions.

1. When and where will the Special Meeting take place?

The Special Meeting will be held on Tuesday, April 15, 2008 at Standard Management’s offices located at 10689 North Pennsylvania Street, Indianapolis, Indiana, beginning at 9:00 a.m. local time.

2. What am I being asked to vote on at the Special Meeting?

At the Special Meeting, you will be asked to vote upon a proposal to amend our Amended and Restated Articles of Incorporation to increase our authorized common stock from 200,000,000 shares to 300,000,000 shares.

3. How does the board recommend that I vote on the proposal for the increase in authorized common stock?

The board of directors recommends that you vote “FOR” the proposal to increase Standard Management’s authorized common stock.

4. How do I vote?

You may vote in one of four ways:

•	By mail, by completing, signing and returning the enclosed proxy card;
•	By internet, following the instructions on your proxy card;
•	By telephone, following the instructions on your proxy card; or
•	By attending the meeting and voting in person. Even if you plan to attend the meeting, we encourage you to vote your shares by completing and returning the proxy card.

5. What if I return my proxy card but do not provide voting instructions?

If you return a properly signed and dated proxy card but do not mark a choice, your shares will be voted in accordance with the recommendation of our board of directors as discussed in this proxy statement. A proxy may indicate that all or a portion of the shares represented are not being voted by the shareholder. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

6. May I revoke my proxy?

Yes. You may revoke your proxy at any time prior to voting at the Special Meeting (1) by delivering notice to our Secretary, Dr. Martial R. Knieser, our Secretary, (2) by submitting a subsequently dated proxy, or (3) by attending the Special Meeting and voting in person.

7. Who is entitled to vote at the Special Meeting?

Only holders of record of our common shares as of the close of business on March 7, 2008 are entitled to notice of and to vote at the Special Meeting.

8. How many shares were outstanding on the record date?

At the close of business on March 7, 2008, the record date, there were 45,750,920 common shares outstanding and entitled to vote. A shareholder may vote (a) shares that are held of record directly in the shareholder’s name, and (b) shares held for the shareholder, as the beneficial owner, through a broker, bank or other nominee. At the meeting, each outstanding common share will be entitled to one vote.

9. What is a “quorum” for purposes of the Special Meeting?

In order to conduct business at the Special Meeting, a quorum must be present. A “quorum” is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Special Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

10. What vote is required to approve the proposal for the increase in authorized common stock?

Once a quorum has been established, for the increase in our authorized shares to be approved, holders of more shares must vote in favor of the proposal than vote against.

As of March 7, 2008, our executive officers and directors beneficially own an aggregate of 22,640,043, or approximately 49.5%, of our outstanding common shares.

If your shares are held in street name, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your Standard Management shares without specific instructions from you. Broker non-votes will have no effect on the proposal to increase our authorized shares.

11. What happens if I abstain?

If you attend the Special Meeting but abstain from voting on the proposal, your shares will be counted as shares present for the purpose of determining the presence of a quorum, Abstentions will have no effect on the proposal to increase our authorized shares.

12. Why does the board of directors believe Standard Management needs to amend its Amended and Restated Articles of Incorporation to increase our authorized common stock?

The proposed increase in the number of shares of common stock will ensure that we have shares of common stock available for issuance in connection with any possible future transactions approved by the board of directors, including, among other things, stock splits, stock dividends, acquisitions, financings and other corporate purposes.

The board of directors believes that the availability of the additional shares of common stock for such purposes without delay or the necessity for an additional special shareholders’ meeting will be beneficial to us by providing us with the flexibility required to consider and respond to future business opportunities and needs as they arise. The availability of additional authorized shares of common stock will provide us greater flexibility and will also enable us to act promptly in circumstances where the board of directors determines that the issuance of additional shares of common stock is advisable.

THE SPECIAL MEETING OF STANDARD MANAGEMENT SHAREHOLDERS

We are furnishing this proxy statement and the accompanying form of proxy to our shareholders in connection with the Special Meeting.

When and Where the Special Meeting Will be Held

We will hold the Special Meeting at our executive offices, located at 10689 North Pennsylvania Street, Indianapolis, Indiana, on Tuesday, April 15, 2008 at 9:00 a.m., local time.

What Will be Voted Upon

At our Special Meeting, we are asking holders of record of Standard Management common shares to consider and vote on a proposal to amend our Amended and Restated Articles of Incorporation to increase our authorized common stock.

Voting Securities; Quorum

Only holders of record of shares at the close of business on March 7, 2008, the record date, are entitled to notice of and to vote at our Special Meeting. On the record date, 45,750,920 Standard Management common shares were issued and outstanding and held by approximately 350 holders of record. Holders of record of Standard Management shares on the record date are entitled to one vote per share at the Special Meeting on the proposal. The inspector of election appointed for our Special Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the Standard Management common shares outstanding and entitled to vote on the record date are present, in person or by proxy. Abstentions, discussed below, count as present for establishing a quorum for the transaction of all business.

Votes Required for Approval

Once a quorum exists, approval of the amendment to our Amended and Restated Articles of Incorporation requires that holders of more shares vote in favor of the amendment than vote against.

Voting Your Shares

You may vote by proxy or in person at the Special Meeting.

Voting in Person – If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the Special Meeting.

Voting by Proxy – If you are a shareholder of record, you may vote by completing, signing and returning the proxy card accompanying this proxy statement. If your shares are held in “street name, you may vote by submitting instructions to your broker, bank or other nominee.

AMENDMENT OF STANDARD MANAGEMENT’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK

The Amendment

Our board of directors approved an amendment to Article V, Section I of our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of our capital stock from 201,000,000 to 301,000,000 shares and the number of authorized shares of our common stock from 200,000,000 to 300,000,000 shares. The authorized preferred stock would remain at 1,000,000. In connection therewith, the following resolution will be introduced at the Special Meeting:

RESOLVED:   That Article V, Section I of the Articles of Incorporation, as heretofore added to or amended by articles or certificates filed pursuant to law, is amended to increase the number of authorized shares of Standard Management’s capital stock from 201,000,000 to 301,000,000 shares and the number of authorized shares of Standard Management’s common stock from 200,000,000 to 300,000,000 shares.

Reasons for the Amendment and Recommendation of Our Board of Directors

On March 7, 2008, 45,750,920 shares of our common stock were issued and outstanding and an aggregate of 179,715,735 shares of common stock were reserved for issuance under outstanding stock options, warrants and convertible securities outstanding. If all common stock equivalents outstanding as of March 7, 2008, are exercised or converted in their entirety, we will have approximately 226 million shares of common stock outstanding. Management does not believe that each of such share issuances will occur in its entirety in the near term. The number of shares that may be acquired on exercise of such common stock equivalents varies depending on certain factors including the value of our shares. Accordingly, in the event that the share issuances actually occur, the number of shares to be issued may exceed the number of shares of common stock currently authorized by our Articles of Incorporation. Other than as provided for in this paragraph, we have no current intentions or understandings to issue the additional shares of our common stock resulting from this proposal.

The board of directors recommends that shareholders approve the proposed amendment to our Articles of Incorporation because it considers the amendment to be in the best long-term and short-term interests of the Company, our shareholders and our other constituencies. The proposed increase in the number of shares of authorized capital stock and common stock will ensure that we have sufficient authorized shares upon the exercise or conversion of all outstanding common stock equivalents. In addition, the additional shares of common stock will be available for issuance in connection with any possible future transactions approved by the board of directors, including, among other things, stock splits, stock dividends, acquisitions, financings and other corporate purposes.

The board of directors believes that the availability of the additional shares of common stock for, among other things, stock splits, stock dividends, acquisitions, financings and other corporate purposes without delay or the necessity for an additional special shareholders’ meeting will be beneficial to us by providing us with the flexibility required to consider and respond to future business opportunities and needs as they arise. The availability of additional authorized shares of common stock will enable us to act promptly where the board of directors determines that the issuance of additional shares of common stock is advisable.

Effects of the Amendment; Dilution and Antitakeover Effects

Our shareholders do not have pre-emptive rights with respect to new issuances of our common stock. Under Indiana law, our board of directors may authorize the issuance of authorized but unissued shares without further approval by our shareholders. Should our board of directors elect to authorize the issuance of new shares, the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current shareholders, depending upon the particular circumstances under which the additional shares are issued.

The availability of additional shares could render more difficult or discourage a takeover attempt. For example, additional shares of common stock could be issued and sold to purchasers who oppose a takeover bid which is not in the best long-term and short-term interests of Standard Management, our shareholders and our other constituencies or could be issued to increase the aggregate number of outstanding shares of common stock and thereby dilute the interest of parties attempting to obtain control of Standard Management. In connection with any issuance of shares of common stock, the board of directors is required to determine that such issuance would be in the best long-term and short-term interests of Standard Management, our shareholders and our other constituencies. The board of directors is presently unaware of any specific effort to accumulate the shares of our common stock or obtain control of the Company.

Vote Required for Approval of the Amendment

Holders of more of our shares must vote in favor of the adoption of the amendment than vote against it in order for the adoption of the amendment to our Articles of Incorporation to be approved.

The text of the proposed Articles of Amendment is attached to this Proxy Statement as Appendix A. The Articles of Amendment will become effective upon filing with the Secretary of State of the State of Indiana, which is expected to occur promptly after shareholder approval of this proposal.

For the reasons discussed above, our board of directors unanimously recommends that shareholders vote in favor of the proposal to amend our Amended and Restated Articles of Incorporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information as of March 7, 2008 with respect to ownership of our outstanding common stock by:

•	all persons known to us to own more than 5% of the outstanding shares of our common stock;
•	each of our directors;
•	the executive officers named in the executive compensation tables in our most recent annual meeting proxy statement; and
•	all of our executive officers and directors as a group.

Each person listed has sole power to vote and dispose of the shares listed except as otherwise noted.

Name	Number of Shares Owned(1)	Percent
Ronald D. Hunter(2)	4,455,487	9.59
Daniel K. Calvert	0	*
Martial R. Knieser(3)	2,940,466	6.41
Mark B.L. Long(4)	1,056,590	2.31
Dainforth B. French, Jr.(5)	86,400	*
James H. Steane II(6)	28,500	*
Sam Schmidt(7)	20,000,000	43.71
Dennis F. King	0	*
All current directors and executive officers as a group(8) (8 Persons)	23,601,543	50.53

*	Represents less than one percent.
(1)	The information set forth in this table with respect to our common stock ownership reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. “Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days of the date hereof. The percentages are based upon 45,750,920 shares outstanding as of March 7, 2008. The percentages for each of those parties who hold options exercisable within 60 days of March 7, 2008 are based upon the sum of 45,750,920 shares plus the number of unissued shares subject to such options held by each such party, as indicated in the following notes.
(2)	Includes 415,203 shares held in the Standard Management 401(k) Plan, with respect to which Mr. Hunter shares voting power as a result of being a trustee under the plan, and 7,445 shares beneficially owned by Mr. Hunter’s spouse/child, as to which Mr. Hunter disclaims beneficial ownership. Also includes 718,000 unissued shares subject to options exercisable within 60 days of March 7, 2008, and 3,000,000 shares subject to an option to purchase outstanding shares from Sam Schmidt.
(3)	Includes 155,000 unissued shares subject to options exercisable within 60 days of March 7, 2008, and 1,000,000 shares subject to an option to purchase outstanding shares from Sam Schmidt.
(4)	Includes 38,000 shares subject to options exercisable within 60 days of March 7, 2008, and 1,000,000 shares subject to an option to purchase outstanding shares from Sam Schmidt.
(5)	Includes 10,000 shares held by Mr. French’s family, as to which Mr. French disclaims beneficial ownership. Also includes 25,000 shares subject to options exercisable within 60 days of March 7, 2008.
(6)	Includes 25,500 shares subject to options exercisable within 60 days of March 7, 2008.
(7)	In March 2007, Mr. Sam Schmidt and certain investors related to Mr. Schmidt completed the purchase of 20,000,000 shares of stock at a purchase price of $.10 per share. Includes an aggregate of 5,000,000 shares with respect to which Mr. Schmidt has granted options to Mr. Hunter, Dr. Knieser and Mr. Long.
(8)	Includes a total of 961,500 shares subject to options exercisable within 60 days of March 7, 2008.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

In order for a proposal by shareholder to be included in the proxy statement and proxy for the annual meeting to be held in 2008, such proposal must be received by us at our principal executive office, to the attention of the Secretary, no later than April 15, 2008 (which is 120 days prior to the anniversary of the mailing date of our most recent annual meeting proxy statement), assuming that the date of the annual meeting to be held in 2008 is not changed by more than 30 days from the date of the 2007 annual meeting. In such event, we will provide notice of the date by which such proposals must be received in order to be included. The determination by us as to whether we will oppose inclusion of any proposal in our proxy statement and proxy will be made on a case-by-case basis in accordance with the judgment of the Board and the rules and regulations promulgated by the SEC. Proposals received after April 15, 2008 will not be considered for inclusion in our proxy materials for the annual meeting in 2008.

Pursuant to the rules and regulations promulgated by the SEC, any shareholder who intends to present a proposal at the annual meeting to be held in 2008 without requesting that we include such proposal in our proxy statement should be aware that he or she must notify us at our principal executive office, attention Secretary, not later than June 29, 2008 (which is 45 days prior to the one-year anniversary of the mailing date of our most recent annual meeting proxy statement) of the intention to present the proposal. Otherwise we may exercise discretionary voting with respect to such shareholder proposal pursuant to authority conferred by proxies to be solicited by our Board and delivered in connection with the meeting. In addition, pursuant to our bylaws, in order to present a proposal, a shareholder must provide notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the meeting of the intention to make the proposal; provided that in the event less than 75 days notice of the meeting is given, notice by the shareholder to be timely must be received by the close of business on the tenth day following the notice date.

WHERE YOU CAN FIND MORE INFORMATION

Standard Management files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Standard Management files with the SEC at the SEC’s public reference rooms at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation. This proxy statement is dated March 25, 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies. The mailing of this proxy statement to our shareholders does not create any implication to the contrary.

OTHER MATTERS

The board of directors knows of no other matters to be presented for shareholder action at the meeting.

By Order of the Board of Directors

/s/ Ronald D. Hunter

Ronald D. Hunter, Chairman, President and
Chief Executive Officer

Indianapolis, Indiana
March 25, 2008

APPENDIX A

Proposed Articles of Amendment to
Amended and Restated Articles of Incorporation

The undersigned officer of Standard Management Corporation (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of the Indiana Business Corporation Law (hereinafter referred to as the “Law”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Amended and Restated Articles of Incorporation, certifies the following facts:

ARTICLE I
Amendment

Section 1. The name of the Corporation following the Amendment to the Amended and Restated Articles of Incorporation is Standard Management Corporation.

Section 2. The exact text of Article V, Section 1 of the Amended and Restated Articles of Incorporation, as amended (hereinafter referred to as the “Amendment”), now is as follows:

The total number of shares which the Corporation has authority to issue is Three Hundred One Million (301,000,000) shares without par value.

Section 3. The exact text of Article V, Section 2 of the Amendment now reads as follows:

The total authorized shares of the Corporation shall consist of the following classes and amounts:

(a) Three Hundred Million (300,000,000) shares of Common Stock; and

(b) One Million (1,000,000) shares of Preferred Stock.

The Common Stock of the Corporation shall in all respects entitle the holder to the same rights and preferences, and subject the holder to the same qualifications, limitations, and restrictions, as all other shareholders of Common Stock.

The shares of Preferred Stock shall be issued from time to time in one or more series, with such distinguishing designations, and with such preferences, limitations and relative voting and other rights as shall be determined as stated by the Board of Directors before issuance of any such series, in and by the resolution or resolutions authorizing the issuance of any such series pursuant to authority so to do, which is hereby expressly vested in the Board of Directors.

ARTICLE II
Manner of Adoption and Vote

Section 1. Action by Directors.

The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article V, Sections 1 and 2 of the Amended and Restated Articles of Incorporation. The resolution was adopted at a meeting of the Board of Directors of the Corporation held on January 14, 2008, and adopted by a majority of the members of the Board of Directors.

A-1

Section 2. Action by Shareholders.

The Shareholders of the Corporation entitled to vote in respect of the Amendment, adopted the proposed Amendment. The Amendment was adopted at a meeting of the Shareholders held on April 15, 2008. The result of such vote is as follows:

Common Shares entitled to vote:
Common Shares voted in favor:
Common Shares voted against:
Common Shares not voted:
Preferred Shares entitled to vote:	-0-
Preferred Shares voted in favor:	-0-
Preferred Shares voted against:	-0-

Section 3. Compliance with Legal Requirements.

The manner of adoption of the Amendment, and the vote by which it was adopted, constitute full legal compliance with the provision of the Law, the Amended and Restated Articles of Incorporation and the Bylaws of the Corporation.

ARTICLE III
Statement of Changes Made With Respect to
Any Increase in the Number of Shares
Heretofore Authorized

Aggregate Number of Shares Previously Authorized:	201,000,000
Increase:	100,000,000
Aggregate Number of Shares to be Authorized After Effect of this Amendment:	301,000,000

I hereby verify subject to the penalties of perjury that the facts contained herein are true.

Current Officer’s Signature
Officer’s Printed Name	Ronald D. Hunter
Officer’s Title	Chairman, CEO and President

A-2

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE PROPOSAL AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign and date this Proxy exactly as name(s) appear on the mailing label.

Signature

Signature  Date

NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/sman		Telephone 1-866-540-5760		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

STANDARD MANAGEMENT CORPORATION
10689 NORTH PENNSYLVANIA
INDIANAPOLIS, INDIANA 46280
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A
SPECIAL MEETING OF SHAREHOLDERS.

The undersigned shareholder of Standard Management Corporation ( the “Company”) does hereby acknowledge receipt of Notice of said Special Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Ronald D. Hunter and Mark B. L. Long, or either of them, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Shareholders of the Company, to be held on Tuesday, April 15, 2008 at 9:00 a.m. (local time) at 10689 North Pennsylvania Street, Indianapolis, Indiana 46280, and at any adjournment or postponement thereof, as follows:

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Standard Management Corporation account online.

Access your Standard Management Corporation shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Standard Management Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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